UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 2, 2006


                              CAMDEN PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


            TEXAS                       1-12110                 76-6088377
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)        Identification Number)

             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 354-2500

                                 Not applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition.

     On November 2, 2006, Camden Property Trust (the "Company") issued a press release announcing its consolidated financial results for the quarter ended September 30, 2006. This press release refers to supplemental financial information available on the Company's website. Copies of the press release and the supplemental information are furnished as Exhibits 99.1 and 99.2, respectively, to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

      (c)  Exhibits.

           99.1 Press Release issued by Camden Property Trust dated November 2, 2006.
           99.2    Supplemental Financial Information dated November 2, 2006.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2006
                                     CAMDEN PROPERTY TRUST



                                     By:  /s/ Dennis M. Steen
                                          --------------------------------------
                                          Dennis M. Steen
                                          Senior Vice President - Finance, Chief
                                          Financial Officer and Secretary


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